UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2022

Carriage House Event Center,Inc.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

000-54838
(Commission File Number)

27-2950800
(IRS Employer Identification No.)

558 Castle Pines Parkway B-4 Suite 140
Castle Pines, Colorado 80108
(Address of principal executive offices)(Zip Code)

(303-730-7939)
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On January 21, 2021, Carriage House Event Center, Inc., a Colorado corporation (the “Company”), notified BF Borgers CPA, PC (“BF Borgers”), that the Company had dismissed BF Borgers as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of BF Borgers regarding the Company’s financial statements as of December 31, 2020 and 2019 and the statement of operations, stockholders’ deficit and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of BF Borgers, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2020 and 2019, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended December 31, 2020 and 2019. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BF Borgers a copy of the above disclosures and requested BF Borgers to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. BF Borgers’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 21, 2022, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Pinnacle Accounting Group of Utah (“Pinnacle”), a dba of Heaton & Company, PLLC, as the Company’s new independent registered public accountants, which appointment Pinnacle has accepted with the dismissal of BF Borgers.

During the two most recent fiscal years and the interim period preceding the engagement of Pinnacle, the Company has not consulted with Pinnacle regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Pinnacle or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with BF Borgers and therefore did not discuss any past disagreements with Pinnacle.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from BF Borgers CPA, BC, dated January 28, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISAN CONSUMER GOODS, INC.

Date: January 31, 2022	By:	/s/ A. Terry Ray
	Name:	A. Terry Ray
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer, and principal accounting officer)